SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

THE PEOPLES BANCTRUST COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Alabama (State or Other Jurisdiction of Incorporation)	0-13653 (Commission File Number)	63-0896239 (I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701
(Address of Principal Executive Offices)

(334) 875-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On October 11, 2007, the Registrant announced shareholder approval of the Agreement and Plan of Merger providing for the merger of the Registrant with and into BancTrust Financial Group, Inc. (“BancTrust”), with BancTrust as the surviving corporation.

Although certain contingencies must be satisfied prior to consummation of the merger, the Registrant and BancTrust expect those contingencies to be satisfied and the merger to be completed on October 15, 2007.

A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.     Description of Exhibit

99.1        Joint press release issued October 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2007	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ Thomas P. Wilbourne
	Name:	Thomas P. Wilbourne
	Title:	Senior Vice President and Chief
Financial Officer